October 2020 Exhibit 99.2

Disclaimer This investor presentation (the “presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debtor other financial instruments of dMY Technology Group, Inc. (“dMY”) or Rush Street Interactive, LP (“RSI”) or any of their respective affiliates. The presentation has been prepared to assist parties in making their own evaluation with respect to the proposed transactions (the “Business Combination”) contemplated by the Business Combination Agreement, by and among dMY, RSI and the other parties thereto (the “Business Combination Agreement”) and for no other purpose. It is not intended to form the basis of any investment decision or any other decisions with respect of the Business Combination. No Representation or Warranty No representation or warranty, express or implied, is or will be given by dMY or RSI or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the Business Combination, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. This presentation does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to dMY, and does not constitute investment, tax or legal advice. The recipient also acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. dMY and RSI disclaim any duty to update the information contained in this presentation. This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM© or ® symbols, but dMY and RSI will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Forward-looking Statements This presentation contains “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding the estimated future financial performance, financial position and financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination, the level of redemption by dMY’s public stockholders and purchase price adjustments in connection with the Business Combination, the timing of the completion of the Business Combination, the anticipated pro forma enterprise value and projected revenue of the combined company following the Business Combination, anticipated ownership percentages of the combined company's stockholders following the potential transaction, and the business strategy, plans and objectives of management for future operations, including as they relate to the potential Business Combination. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this presentation, words such as “pro forma,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When dMY discusses its strategies or plans, including as they relate to the Business Combination, it is making projections, forecasts and forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, dMY’s management. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of dMY’s and RSI's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) dMY’s ability to complete the Business Combination or, if dMY does not complete the Business Combination, any other initial business combination; (2) satisfaction or waiver (if applicable) of the conditions to the Business Combination, including with respect to the approval of the stockholders of dMY; (3) the ability to maintain the listing of the combined company's securities on the New York Stock Exchange or another exchange; (4) the risk that the Business Combination disrupts current plans and operations of dMY or RSI as a result of the announcement and consummation of the transaction described herein; (5) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the Business Combination; (7) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the Business Combination, including but not limited to, applicable gaming laws and regulations; (8) the possibility that RSI and dMY may be adversely affected by other economic, business, and/or competitive factors, such as the COVID-19 pandemic; (9) the outcome of any legal proceedings that may be instituted against dMY, RSI or any of their respective directors or officers following the announcement of the Business Combination; (10) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments; and (11) other risks and uncertainties indicated from time to time in the preliminary proxy statement of dMY related to the Business Combination, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by dMY. You are cautioned not to place undue reliance upon any forward-looking statements. Forward-looking statements included in this presentation speak only as of the date of this presentation. Neither dMY nor RSI undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date hereof. Additional risks and uncertainties are identified and discussed in dMY’s reports filed with the SEC. No Offer or Solicitation This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. Use of Projections This presentation contains financial forecasts. Neither dMY’s nor RSI's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them has expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of dMY’s or RSI's control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of dMY, RSI or the combined company after the Business Combination or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Disclaimer (cont’d) Industry and Market Data In this presentation, dMY and RSI rely on and refer to information and statistics regarding market participants in the sectors in which RSI competes and other industry data. dMY and RSI obtained this information and statistics from third-party sources, including reports by market research firms and company filings. Being in receipt of the presentation you agree you may be restricted from dealing in (or encouraging others to deal in) price sensitive securities. Financial Information The financial information contained in this presentation has been taken from or prepared based on the historical financial statements of RSI for the periods presented. An audit of these financial statements is in process and will be incorporated in the proxy statement relating to the Business Combination. Non-GAAP Financial Matters This presentation includes certain non-GAAP financial measures, including EBITDA and EBITDA Margin. These financial measures are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and may be different from non-GAAP financial measures used by other companies. dMY and RSI believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. See the footnotes on the slides where these measures are discussed and “Reconciliation of Non-GAAP Measures” on slide 38 of the Appendix for a description of these non-GAAP financial measures and reconciliations of such non-GAAP financial measures to the most comparable GAAP amounts. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Important Information about the Proposed Business Combination In connection with the proposed business combination, dMY filed a preliminary proxy statement with the SEC on October 9, 2020 and intends to file a definitive proxy statement with the SEC. dMY's stockholders and other interested persons are advised to read, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about RSI, dMY and the proposed business combination. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of dMY as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC's web site at www.sec.gov, or by directing a request to: dMY Technology Group, Inc., Attention: Niccolo de Masi, Chief Executive Officer, niccolo@dmytechnology.com. Participants in the Solicitation dMY and its directors and executive officers may be deemed participants in the solicitation of proxies from dMY's stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in dMY is contained in the Registration Statement on Form S-1, which was filed by dMY with the SEC on January 31, 2020 and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to dMY Technology Group, Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed business combination when available. RSI and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of dMY in connection with the business combination. A list of the names of such directors and executive officers and any information regarding their interests in the proposed business combination will be included in the proxy statement for the proposed business combination. Cautionary Statement Regarding Preliminary Results The results for the three months ended September 30, 2020, are preliminary, unaudited and subject to completion, reflect our management’s current views and may change as a result of our management’s review of our results and other factors, including economic and competitive risks and uncertainties. Such preliminary results for the three months ended September 30, 2020, are subject to the finalization and closing of our accounting books and records (which have yet to be performed), and should not be viewed as a substitute for full quarterly financial statements prepared in accordance with U.S. GAAP. We caution you that these preliminary results for the three months ended September 30, 2020, are not guarantees of future performance or outcomes and that actual results may differ materially from those described above.

Rush Street Interactive (“RSI”) Management Team NEIL BLUHM Chairman & Co-Founder Co-founder of Rush Street Gaming and RSI Prominent long track record of developing world-class real estate and casinos Co-founded Walton Street Capital and JMB Realty, two real estate firms Co-Chairman of successful REIT listed on NYSE (Urban Shopping Centers, Inc.) Previous Experience greg carlin CEO & Co-Founder Co-founder of Rush Street Gaming and RSI 20+ years of casino development and operating experience American Gaming Association (AGA) Board and executive committee member Former investment banker at Lazard Freres and Bankers Trust Richard Schwartz President & Co-Founder A leader and innovator in the gaming industry for over 15 years Started the interactive business for WMS Industries (now Scientific Games) focusing on casino gaming Previously, an executive at Telecom Italia Lab US Former IP Attorney in Silicon Valley Mattias Stetz COO Extensive experience in marketing, sports betting operations, and media content creation for the sports betting vertical Former executive at Kindred Group, including Chief Commercial Officer Shaped Kindred Group’s long-term strategy and oversaw day-to-day Sports Marketing and Operations Einar Roosileht CIO Oversees RSI’s Product, Engineering, and IT / Communications teams and RSI's European teams Former Head Architect at Playtech Estonia, with a particular focus on developing scalable systems Co-founder of Oryx Gaming, an iGaming platform provider Kyle Sauers CFO Responsible for RSI’s financial, treasury and investor relations functions 25+ years of finance and technology experience Former CFO of Echo Global Logistics, a leading provider of technology-enabled logistics and supply chain management services

RSI Company Snapshot Founded in 2012 Launched first online casino in NJ in Sep. 2016 Currently operating in NJ, PA, IN, IL, NY, CO, MI, IA and Colombia Developed a proprietary technology stack offering online casino and sports betting Current team of 151 employees with a highly experienced management team History and Operations RSI’s Diverse Brands NJ, PA (Sports & Casino) Colombia (Sports & Casino) PA (Sports and Casino) NY2, IN, IL, CO, IA, MI2 (Sports) RSI is a leading online gaming company with number one market share in online casino in the United States1 and a top online sports betting offering 1. Based on estimates per Eilers and Krejcik for NJ, PA, DE, and WV online casino markets for three months ended August 31, 2020 2. Currently retail only

1. RSI management estimate 2. Eilers & Krejcik Gaming 3. Illinois Gaming Board 4. Pennsylvania Gaming Control Board. Combined, Rivers Philadelphia and Rivers Pittsburgh had more taxable online gaming revenue than any other license holder RSI Recent Highlights Performance Preliminary Q3 2020 Revenue of between $75 and $77 million1 (compared to $16.7 million in Q3 2019 and $64.7 million in Q2 2020) Preliminary Q3 2020 Advertising & Promotional expenses of less than $20.0 million1 Retained its #1 position for online casino revenue in the U.S. as of the three months ending August 20202 After launching online sports wagering 1st in Illinois in June 2020, RSI generated $106.3 million of online sports wagering handle, or 86% of the state-wide online amount in August 20203 #1 in online gaming revenue in Pennsylvania in August 20204 Other Highlights Recently entered into strategic marketing partnerships with the NHL’s Pittsburgh Penguins, Entercom, VSIN (the Sports Information Network), and former NFL Great Jerome Bettis Launched online sports wagering in Iowa on October 8, 2020 (limited to in-person sign-ups until January 2021) Announced Kyle Sauers as RSI’s Chief Financial Officer on October 9, 2020 In August 2020, Louisiana’s Coushatta Casino Resort partnered with RSI to launch social gaming using RSI’s online gaming platform

Transaction Structure

Transaction Overview

- dMY Technology Group, Inc. ("DMYT") is a publicly traded special purpose acquisition company with $230 million in cash held in trust[1]
- DMYT will combine with RSI in an Up-C structure
- DMYT has obtained commitments for a $160 million PIPE at $10.00 per share of common stock to facilitate the combination with RSI
- PIPE led by Fidelity Management and Research Company

Sources and Uses ($m)[2]

Sources	
Cash Held in Trust Account[1]	$230
Private Placement Equity Financing[3]	160
Sellers' Equity	1,725
Initial Stockholder Equity[4]	58
Total Sources	**$2,173**

Uses	
Cash Contribution to RSI	$261
Cash to Acquire Purchased RSI Units from Sellers[5]	99
Sellers' Equity[6]	1,626
RSI ASLP, Inc. Purchased RSI Units from Sellers[7]	99
Initial Stockholder Equity[4]	58
Transaction Costs	30
Total Uses	**$2,173**

Pro Forma Shares Outstanding[2]

Shareholder	Shares (m)
RSI – Class V[8]	160.00
Public – Class A	23.00
PIPE – Class A	16.04
Sponsor – Class A[9]	5.75
Total	**204.79**

Pro Forma Ownership[2,10]


Sponsor
2.8%
Public
11.2%
PIPE
7.8%
78.1%
RSI

1. Represents the exact amount of cash held in trust prior to Closing and any redemption by dMY shareholders, excluding any interest earned on funds 2. Assumes no redemption of DMYT public shares 3. Represents the proceeds from the PIPE as of the consummation of the Business Combination 4. Includes 75,000 founder shares that have been transferred to dMY's independent directors 5. Assumes that the Put-Calls are in effect and represents the expected amount of cash required to purchase the Purchased RSI Units (other than the Put-Call Units) from the Sellers at Closing 6. Represents Sellers' Equity after RSI ASLP, Inc.'s acquisition of Purchased RSI Units from Sellers in accordance with the Business Combination Agreement ("BCA") 7. Assumes that the Put-Calls are in effect and represents the Purchased RSI Units acquired by RSI ASLP, Inc. in accordance with the BCA 8. Assumes the Put-Calls are in effect and are validly exercised shortly following Closing and that full earnout is achieved 9. Assumes full earnout is achieved. 10. Based on pro forma shares outstanding as displayed in table to the left.

7

RSI Investment Highlights

1. #1 in US online casino market (June – August 2020)[1]
2. Accelerated growth profile and what we believe to be a pandemic-resistant business model
3. Strong market access with proven ability to enter large and rapidly expanding markets
4. Proprietary tech platform enables rapid innovation
5. Capital-efficient business with B2C, B2B2C and FTP operating models
6. C-Suite team has significant experience in the online and offline gaming industry
7. Strong growth catalysts: geographic expansion, leverage attractive player-level economics to increase market share, product diversification, and tuck-in acquisitions
8. Management believes that RSI possesses sustainable competitive advantages

8

1. Based on estimates per Eilers and Krejcik for NJ, PA, DE, and WV online casino markets for three months ended August 31, 2020

Note: 2018 and 2019 figures per Company audited financial statements. 2020 and 2021 estimates per RSI management. 1. RSI defines Adjusted EBITDA as net income (loss) before interest expense, income taxes, depreciation and amortization, share-based compensation, adjustments for certain one-time or non-recurring items and other adjustments. 2018A – 2021E Financial Performance 2020A/E $225m $64m $18m $320m Adj. EBITDA1 Consolidated Revenue & EBITDA, 2018A – 2021E ($10m) ($8m) $9m $4m

1. As per Capital IQ and Bloomberg at October 9, 2020 for comparable companies 2. Defined as TEV / 2021E Revenue divided by ’19-24E Revenue CAGR 3. Cash Flow refers to 2020E EBITDA 4. DraftKings since transaction announcement (December 23, 2019), GAN since IPO (May 4, 2020), and GNOG since transaction announcement (June 29, 2020) 5. Excludes $57.5m of sponsor shares 6. RSI Management estimates 7. Consensus estimates as of October 09, 2020 8. Per GNOG June 2020 Investor Presentation 9. Share count includes warrants based on treasury stock method Comparable Company Benchmarking TEV1 / 2021E Revenue 5.4x5 24.1x 10.2x 8.7x 2019A-2024E Revenue CAGR 65%6 34%7 17%8 36%8 Growth-Adjusted TEV / 2021E Revenue2 0.08x 0.71x 0.60x 0.24x 2021E Revenue ($m) $3206 $7427 $507 $1228 Cash Flow3 Positive Negative Positive Positive Total Enterprise Value ($m)1 $1,7295 $17,868 $507 $1,0629 Stock Price Return Since Launch1,4 NA 380% 115% 40% DraftKings GAN Golden Nugget Online Gaming at $10.00 per share

Business Model

<table>
<tr><th></th><th>B2C</th><th>B2B2C</th></tr>
<tr><td>Operating Model</td><td>

Provide online casino and sports betting using proprietary platform
RSI has control over customer retention, marketing and bonusing
Pay a % NGR fee to the license holder in exchange for market access (typically a land-based casino)
All B2C operations are under RSI brands
RSI expects to be a B2C operator in new markets going forward

</td><td>

Provide an omni-channel platform and full set of services on behalf of a partner casino
RSI typically does not pay upfront operator license fees, which have been as high as $10 million per license – working capital efficient
RSI receives a royalty based off a percentage of revenue[2]
RSI typically uses a co-brand to leverage land-based brand's local awareness and trust and RSI brand's reputation for quality
RSI's proven B2B capabilities are expected to enable it to compete for B2G[3] deals (online lottery RFPs) as well as obtain access to certain markets where B2C may not be desirable or viable

</td></tr>
<tr><td>States / Countries[1]</td><td>


NJ
IA
VA
NY
MI
IN
CO

</td><td>


PA
IL

</td></tr>
</table>

11

1. Only considers online operations and includes states where contracts have been agreed or are currently being negotiated 2. RSI recognizes all revenue and most expenses from PA and IL online operations on its income statement 3. Business to Government

#1 in US Online Casino Market (June-August 2020)

The #1 Online Casino Company in the US

According to Eilers and Krejcik Gaming, RSI achieved #1 online casino market share in the U.S. from June through August 2020

	US Market Share, June-August 2020[1]	Gross Revenue, June- August 2020[1]
BetRivers.com / SugarHouse / Rush Street Interactive	**16.3%**	**$71.9m[2]**
Betfair/FanDuel	15.7%	$69.1m
DraftKings	11.5%	$50.8m
ROAR (MGM/GVC)	10.6%	$47.0m
Golden Nugget Online Gaming	6.6%	$29.0m
PokerStars	5.6%	$24.8m

US Online Casino Market is projected to be $20bn, assuming all US states authorize online casino[3]

By comparison – US Online Sports Betting Market is projected to be $15bn, assuming all US states authorize online sports betting[3]

13

Source: Eilers and Krejcik Gaming, Pennsylvania Gaming Control Board, New Jersey Division of Gaming Enforcement 1. Based on estimates per Eilers and Krejcik for NJ, PA, DE, and WV online casino markets for three months ended August 31, 2020 2. Eilers & Krejcik estimates do not tie to GAAP revenue 3. Based on Eilers & Krejcik and RSI internal estimates, assuming all states have regulated and reached a steady-state size

Online Casino Outperforms Online Sports Betting

Pennsylvania August 2020 Marketwide Online Revenue Split[1]


22.5%
77.5%
Casino
Sports Betting

New Jersey August 2020 Marketwide Online Revenue Split[1]


21.1%
78.9%
Casino
Sports Betting

- **Online casino generated more revenue than online sports betting in PA and NJ in August 2020, even though there was a robust sports calendar**

- **Catalysts for the expansion of online casino in the US include:**
  - **States need new tax revenue due to COVID-19**
  - **Online casino is a stronger generator of tax revenue than online sports betting**
  - **NJ land-based casino revenue grew from 2018 to 2019, even as online casino revenue grew more than 65% during that same period**
  - **We believe that land-based casinos are becoming more amenable politically to online casino**

14

Source: New Jersey Division of Gaming Enforcement, Pennsylvania Gaming Control Board, RSI management estimates 1. Online Casino includes slots and tables games excluding poker

Source: Pennsylvania Gaming Control Board, RSI management estimates 1. Online Casino includes slots and tables games excluding poker RSI Outperforms Even More in Online Slot Machine Revenue Pennsylvania August 2020 Marketwide Online Casino Revenue Split1 Online casinos are performing much like the land-based casinos where slot machines typically make up 60%-90% of casino revenue In August 2020, RSI was #1 in online slot machine revenue in PA In August 2020, RSI generated 88% more slot revenue in PA than the #2 license holder Slot Machines Table Games

Clear US iGaming Leader

	RUSH STREET INTERACTIVE	DraftKings	Golden Nugget Online Gaming
US Online Casino Market Share[1]	16.3%	11.5%	6.6%
Brand Focus	#1 in casino plus strong sports offering[1]	Sports focused with cross-sell to casino	Casino focused
Combined Population of Live Online Gaming Markets	US: 50m people Global: 99m people[2]	US: 57m people	US: 9m people
International Online Gaming	✓	✓	✗
Owns Casino Tech Platform	✓	✓	✗
Social Gaming	✓	✗	✗
Monthly ARPU[3]	>$600[4,8]	$63[5]	$624[6]
Player LTV[7]	>$5,000[4]	N/A	$5,000[6]
Q3 Marketing Expense as % of Net Revenue	26%[9]	155%[10]	NA
Demographic Appeal			

1. Based on estimates per Eilers and Krejcik for NJ, PA, DE, and WV online casino markets for three months ended August 31, 2020 2. Includes Colombia 3. ARPU equivalent to DraftKings ARPMUP metric (revenue for a reporting period, divided by the average number of unique payers for the same period) – Includes both online sports betting and online casino 4. RSI Management estimates, L3M through end June 2020 5. DraftKings Q2 2020 Report 6. GNOG June 2020 Investor Presentation 7. 36 month NJ player LTV 8. RSI ARPU = RSI Monthly GGR / RSI Monthly Active Users 9. Based on estimated Q3 Advertising and Promotions 10. Based on midpoint of estimated Q3 Sales and Marketing per October S-1 filing

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Large & Rapidly Expanding Addressable Market

Large US Online Opportunity for RSI

- RSI operates in 97% of target US markets, by population, where online sports and/or online casino is legal[1]
- RSI has market access to the coveted markets of NY, PA and IL

Today


NJ
CO
IN
PA
IL

Combined Market Size[3]

~$5.0bn

Future Access[2]


NY
MI
IA
VA

Combined Market Size[3]

~$4.5bn

Future Opportunity



Estimated US Market Size[4]

~$35bn

18

Source: Eilers & Krejcik, RSI Internal Estimates 1. Excludes markets run by lotteries or monopoly markets or where remote sign-ups are not permitted 2. RSI launched online sports wagering in Iowa on October 2020, however, online sports wagering cannot be accessed via state-wide remote registrations until January 2021 3. Represents sum of estimated market sizes in box above 4. Total estimated US market size (online sportsbetting and online casino) based on Eilers & Krejcik and RSI internal estimates assuming all states authorize (estimates as of August 2020)

Source: Pennsylvania Gaming Control Board, New York State Gaming Commission, and RSI Management estimates Note: MS = Market Share; market share data based on taxable revenue as of 2Q 2020 unless stated 1. As of August 2020 2. Pre-COVID, as of January 2020 A First Mover in Key US & LATAM Gaming Markets IL 1st to launch a retail sportsbook #1 Retail Sportsbook (40% MS)2 IL 1st to launch an online sportsbook CO 1st to launch an online sportsbook IN 1st to launch an online sportsbook PA 1st to launch online sportsbook #1 Retail Sportsbook (59% MS)1 #1 Online Slots + Tables (34% MS) #1 Online Slots (38% MS) #3 Online Sportsbook (16% MS) RSI First to Launch Online Gaming RSI First to Launch Retail Sports Betting NY 1st to launch a retail sportsbook Well Positioned in LATAM Leading Operator in Colombia

Proprietary Tech Platform

Proprietary iGaming Platform Provides flexibility, rapid feature creation / integration Offers marketing and promotional tools Feature rich User Experience 3rd Party iGaming Platform Online Front End Business Intelligence Marketing Customer Service Casino Social Sports Casino and Sportsbook Content RSI

Leading Sportsbook Product Proprietary jackpot parlay feature Recently upgraded our sports betting UI / UX New iOS App being rolled out as of September 2020 Premier in-game offering and live event streaming

Source: RSI Management estimates Note: FTD = First Time Depositor 1. L6M Average 2. Eilers & Krejcik 3. Refers to states that are soon to legalize online sports betting and / or online casino Strategic Social Casino Offering Social Casino Registrations Live States Soon-To-Be-Regulated States3 Build up state database RMG FTDs at low CPAs Profitable Players RMG FTDs at low CPAs Faster ramp-up Social Casino Revenue, Jan-18 to Jun-20 10.1x Same platform as real money gaming (RMG) platform offering an authentic online casino experience Social casino players are converted to RMG at very low CPAs Consistent revenue growth with ARPDAU of $1.021 Large potential opportunity to attain a larger share of the $6bn2 social casino market Convert to RMG Convert to RMG once state regulates

Efficient Business Model

Source: RSI Management estimates Online Casino - Well-Rounded Demographics and Stronger Economics than Sports Betting… Better Monetization Average Time Spent Demographics Online Sports Betting Online Casino Sports Betting Casino RSI ARPU, Q1 2020 RSI monthly minutes per active user, Q1 2020 RSI gender split, Q1 2020 RSI avg. age per active, Q1 2020 The average online casino customer generate 3x more revenue than the average online sports bettor per month. Online casino customers are split equally between male and female but are typically older than online sports bettors On the other hand, online sports betting is almost entirely dominated by male customers Casino Sports Betting Online casino customers spend 1.7x more time active each month compared to online sports bettors

RSI’s Marketing Engine Local, building consumer trust through well-known brands, personalities, and businesses in local markets Targeted, putting an emphasis on the quality of a partner’s database, audience and reach factoring in likelihood of customer conversion and retention Multi-channel, optimizing CAC and diversifying away from reliance on any particular partner (e.g., TV / radio, digital, SEO, social, affiliates, etc.) Flexible, allowing customization of approach in each market based on availability and effectiveness of media assets ROI-focused, driving attractive player LTV to CAC ratios Select Partnerships in Key Markets RSI’s marketing engine employs a local, targeted, and multi-channel approach to drive customer LTV and ROI RSI’s Approach to Marketing

Source: RSI Management estimates, all cohorts (a cohort represents all players that signed up in a particular month) since Jan-17 Note: LTV = Lifetime Value (Cohort total cumulative GGR); CAC = Customer Acquisition Cost 1. Cumulative GGR over period / advertising spend 2. GNOG June 2020 Investor Presentation Strong Return on Marketing Spend RSI New Jersey LTV / CAC1, by period On average, all RSI cohorts since Jan-17 have paid back in their 5th month RSI Year 1 LTV/CAC of 2.7x is 23% higher than Golden Nugget Year 1 return on ad spend2 More recent cohorts have been paying back more quickly

Source: Pennsylvania Gaming Control Board; RSI management estimates Strong Market Share with Rational Approach to the Use of Incentives Promotional Credits as a % of Online Slot Machine Gross Revenue Pennsylvania, August 2020 RSI had #1 PA slot taxable revenue market share in August 2020 while bonusing at less than half the rate of the competition Rest of Market Promotional Credits as a % of Online Sports Betting Gross Revenue Pennsylvania, August 2020 Rest of Market RSI had #2 PA sports betting taxable revenue market share in August 2020 while bonusing at less than 35% the rate of the competition

Financial Highlights

Source: RSI Management estimates 1. See Disclaimer – Cautionary Statement Regarding Preliminary Results 2. Record for RSI Recent Performance Online casino has excelled during the first 3 quarters of 2020 and is expected to continue to be a strong performer for the remainder of 2020 and beyond Revenue expected to grow more than 7x from Q2 2019 to Q3 2020 RSI Consolidated Revenue, Q2 2019 – Q3 2020 RSI has generated record levels of revenue during the first 3 quarters of 20202 $36m $10m $17m $28m $65m +50% Quarterly Growth Rate $75-$77m1 Q3 2020

1. Based on Eilers & Krejcik assuming all states have online casino / sports betting and internal RSI forecasts 2. RSI Internal Forecast % market share in all legalized US states 3. RSI Internal Forecast % of US states with legalized Online Casino and Online Sports Betting Potential US Online Sports Betting and Online Casino Revenue Opportunity US Online Sports Betting $15bn 60% 6% – 10% $540 – $900m US Online Casino $20bn 40% 12% - 18% $1,000 - $1,500m $1.5 – $2.4bn US Market Size at full penetration1 Potential % Penetration2 RSI Expected Market Share3 Potential Online GGR Opportunity for RSI

Source: RSI Management estimates Note: Based on US market assumptions on previous slide and other assumptions for market entry outside of the US 1. Assumes a steady state weighted average EBITDA margin range of 24.5% – 27.5% based on the ratio of B2C & B2B2C revenue Long-term Financial Objectives RSI Consolidated Long-term Market Opportunity 1 Applying a fully stabilized EBITDA margin to our long-term market opportunity represents an attractive return profile Steady State EBITDA1

Going Public Expected to Provide Capital That Can Accelerate RSI’s Growth Plan RSI Key Growth Drivers Supported by Transaction Proceeds Launch New Markets (Domestic and International) Product Development Tuck-In Acquisitions Scaling Operations and Marketing Budget

dMY Overview

dMY Management Team Harry You dMY Chairman Director of Broadcom Former President, CFO and Co-Founder of GTY, largest tech SPAC at time of IPO Former EVP, Office of Chairman of EMC Former CEO of Bearing Point Former CFO of Oracle and Accenture Niccolo De Masi dMY CEO Mobile pioneer – Software & Hardware Chairman & Former CEO of Glu Mobile Former CEO of Monstermob Former CEO of Hands-On Mobile Former President of Essential Former Director of Resideo Former Director of Xura Experience Expertise Free-to-Play & Digital Gaming Acceleration Distribution & Advertising Retention Conversion UA Social features Native app gameplay Scaling digital engine Bolt-on acquisitions 21 tribal relationships from GTY $600bn of M&A transaction experience Executive Board Member Experience Public Markets Experience 2x $100bn+ market cap. public company CFO experience $100bn+ market cap. public company Audit Chair experience Amazon Google Apple Snap T-Mobile AT&T Verizon Facebook Walmart

Complementary Expertise Will Provide Accelerated Growth & Greater Opportunity for RSI Focus Area Timeline Expertise Unified internal tech platform delivering faster iteration cycles at lower cost Now Market access advantages over competitors Now Secure & compliant tech stack – vetted domestically & internationally Now Social casino best practices provides RSI with top of funnel advantage Now Deep understanding of social mechanics (retention and monetization) Future Opportunity Deep understanding of cohort monetization & marketing with a potential AI opportunity Future Opportunity Scaled digital gaming expertise to deliver millions of active users across the US and internationally Future Opportunity Increase highly profitable and efficient marketing spend to acquire new players and increase market share Future Opportunity Public company operating systems and requirements Future Opportunity Inorganic expansion as a proven operating model in the public markets Future Opportunity

Appendix

Reconciliation of Non-GAAP Measures Rush Street Interactive, LP ($’000s) Actual 12 Months Ended December 2018 Actual 12 Months Ended December 2019 EBITDA Reconciliation Comprehensive Loss $ (10,867) $ (30,984) (+) Depreciation & Amortization $ 898 $ 1,139 (+) Interest, Net $ 42 $ 123 (+) Deemed Dividend on Preferred Units - $ 8,544 (+) Share-Based Compensation - $ 13,407 Adjusted EBITDA (Unaudited) $ (9,927) $ (7,771)

Glossary of Terms Term Definition GGR Gross Gaming Revenue; Gross dollar value of cash bets less payouts NGR Net gaming revenue; GGR less promotional bets less gaming taxes and duties ARPU Average revenue per user; Monthly GGR / Monthly Active Players ARPDAU Average revenue per daily active user; Social casino daily gross revenue / Daily actives FTD First Time Depositor LTV Lifetime value; Total GGR generated over a player’s lifetime CAC Customer acquisition cost; Monthly marketing spend / Monthly FTDs